Adamis Pharmaceuticals Corporation 8-K

Exhibit 99.1

Corporate Presentation with Overview of Products & Development Pipeline March 2021

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 Adamis Pharmaceuticals Corporation (Adamis) is a specialty biopharmaceutical company primarily focused on developing products in various therapeutic areas, including allergy, opioid overdose, respiratory and inflammatory disease  Adamis’ epinephrine injection products are approved by the U.S. Food & Drug Administration (FDA) for use in the emergency treatment of acute allergic reactions, including anaphylaxis and launched in 2019  Adamis’ high - dose naloxone injection product candidate is intended for the reversal of opioid overdose; the Company has submitted responses to the deficiencies identified in the CRL received in November 2020  The Company has other pipeline products in varying stages of development 3

 FDA cleared the Company to proceed with the clinical investigation of Tempol for the treatment of coronavirus in COVID - 19 positive patients  Positive data from Stanford University study showing Tempol suppressed cytokine production in cells from COVID - 19 patients  Walgreens added both SYMJEPI products to its Prescription Savings Club, offering members the lowest price for epinephrine devices ($99.99) in the U.S.  Submitted responses to issues raised in CRL for ZIMHI NDA and awaiting Type A meeting with the FDA  Announced intent to sell substantially all of the assets of US Compounding to a strategic buyer 4

 Begin patient enrollment for the clinical study of Tempol as a treatment for COVID - 19  Publish data from Stanford study showing Tempol suppressed cytokine production from COVID - 19 positive human cells  Increased revenue for SYMJEPI as USWM continues to ramp sales and marketing efforts  Obtain a favorable outcome from FDA Type A meeting for naloxone NDA  Obtain government and/or non - government funding for additional clinical studies of Tempol for the treatment of radiation dermatitis 5

 Injectable Products - Using patented, FDA - approved device ▪ SYMJEPI ® (epinephrine) Injection 0.3mg & 0.15mg • Both doses FDA approved, launched in 2019 • Licensed U.S. commercial rights to USWM ▪ ZIMHI TM (naloxone) Injection 5mg • Intended for rapid reversal of opioid overdose • Licensed U.S. commercial rights to USWM  Specialty Products ▪ APC - 400 (tempol) Topical Gel • In development for treating radiation induced dermatitis ▪ APC - 410 (tempol) Oral Capsule ▪ In development for treating acute respiratory diseases, including COVID - 19 6

# Products and Pipeline Continued

| PRODUCT | DELIVERY | POTENTIAL INDICATION | PHASE I | PHASE II | PHASE III | NDA | APPROVED |
|---|---|---|---|---|---|---|---|
| **SYMJEPI® (epinephrine)** Injection 0.3mg | Injectable | Anaphylaxis | | | | | (1) |
| **SYMJEPI® (epinephrine)** Injection 0.15mg | Injectable | Anaphylaxis | | | | | (1) |
| **ZIMHI™ (naloxone)** Injection 5mg | Injectable | Opioid Overdose | | | | (1)(2) | |
| **APC-400 (tempol)** Topical Gel | Topical | Radiation Dermatitis | | (3) | | | |
| **APC-410 (tempol)** Oral Capsule | Oral | Respiratory Disease / Anti-Inflammatory | | (4) | | | |

Footnotes:
[1] Licensed U.S. commercial rights to US WorldMeds
[2] Submitted responses to issues raised in CRL
[3] Phase II completed, Phase III ready
[4] Phase II/III ready

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 In 2020, Adamis reacquired U.S. commercial rights for SYMJEPI from Sandoz and licensed U.S. rights for both SYMJEPI and ZIMHI to US WorldMeds (USWM) for milestones and 50% of profits  USWM is a privately held specialty pharmaceuticals company focused on developing and commercializing unique branded drug products  Built a product portfolio over more than 20 years in the areas of malignant hyperthermia, opioid withdrawal, oral mucositis, and CNS  Promoting SYMJEPI through 50+ sales professionals, including 30 outside sales reps, with plans to increase following ZIMHI approval  Preparing for a commercial launch of ZIMHI following approval 8

# SYMJEPI® (epinephrine) Injection

| |
|---|
| Indication: Anaphylaxis |
| Status: Marketing (US); Under Review (AU) |
| Dose/Route: 0.3mg & 0.15mg IM or SC injection |
| Market (US): $1.5 billion [(1)] |



**High dose**
(66 lbs. or more)



**Low dose**
(33-66 lbs.)

- First products developed on patented, FDA-approved injection platform
- Both doses approved in U.S. and under regulatory review in Australia
- Commercial partners: US WorldMeds (US); Chiesi Australia (AU & NZ); terms 50% of net profits and potential performance milestones
- Continuing to explore additional ex-US opportunities

[1] Source: Bloomberg Intelligence

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Pharmaceuticals Corporation

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10 Food Allergies 32 million (1 in 13 children) Low Penetration of Total Available Market At Risk people with epinephrine products At Risk people without epinephrine products Sources: Asthma and Allergy Foundation of America; Food Allergy Research & Education; Gupta, R, et al. The Prevalence, Severity and Distribution of Childhood Food Allergy in the United States. Pediatrics 2011; 10.1542/ped.2011 - 0204 Latex Allergies Up to 6% Drug Allergies Up to 10% Insect Venom Allergies Up to 5% People with Allergies 50 million

11  Third product developed on proprietary injection platform  Naloxone is a fast - acting opioid antagonist  Overdose epidemic: highest number of overdose deaths (81K) ever recorded in a year (ending May 2020) in US; greater than 40% caused by more potent synthetic opioids like fentanyl (2)  Higher dose of naloxone needed because more potent opioids cause high mortality and require repeat dosing - incidences up to 83% noted in multiple studies (3) 1 Source: Bloomberg Intelligence 2 Source: CDC – Centers for Disease Control and Prevention 3 Source: Morbidity and Mortality Weekly Report, April 14, 2017 Indication: Opioid Overdose Status: Type A Meeting pending Dose/Route: 5mg IM or SC injection Market (US): $330 million (1) 5mg Dose (IM Injection)

# U.S. Market for ZIMHI

- Market growing in the midst of opioid and COVID-19 crises
  - Over the last five years, annual naloxone sales rose from $44mm to $330mm and units sold grew 28% year-over-year [1]
  - COVID-19 impact – 81K overdose fatalities in the U.S. between 6/2019 and 5/2020 – highest one year overdose deaths ever recorded [2]
- Market is in transition
  - Historically a non-retail market composed of non-branded injectables
  - New consumer-oriented products and enhanced awareness have created an emerging retail market channel
  - FDA now recommends HCPs co-prescribe naloxone with opioids
- Limited competitive activity
  - Only approved intramuscular injection (Evzio®) was discontinued
  - Remaining approved product (Narcan®) is a lower dosage, which may be sub-optimal due to the increasing strength of synthetic opioids [3]

[1] Source: Bloomberg Intelligence
[2] Source: CDC – Centers for Disease Control and Prevention
[3] Source: Moss RB, et. al. (2020) Higher naloxone dosing in a quantitative systems pharmacology model that predicts naloxone-fentanyl competition at the opioid mu receptor level. PLoS ONE 15(6): e0234683. https://doi.org/10.1371/journal.pone.0234683

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# Tempol Gel (APC-400)

| |
|---|
| Indication: Radiation Induced Dermatitis (RID) |
| Status: Phase III Ready |
| Route: Topical Gel |
| Market (US): ~1.08 million patients annually (1) |


Tempol Gel
Tempol Gel

- Novel anti-oxidant and anti-inflammatory synthetic compound which has shown efficacy in treatment of RID
- 1.08 million new cancer cases are diagnosed annually in the U.S. and 60% of those patients will undergo radiation treatment (1)
- 85% of patients will experience moderate to severe skin reactions (2)
- Currently no approved treatment for RID
- Phase II study of Tempol in treatment of RID completed; currently Phase III ready

[1] Source: American Cancer Society - 2020 Estimates

[2] Source: Salvo N, et. al. Prophylaxis and Management of Acute Radiation-Induced Skin Reactions: A Systematic Review of the Literature. Current Oncology. 2010 Aug;17(4):94-112

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Pharmaceuticals Corporation
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# U.S. Market for Tempol Gel

- Main role intended as an adjuvant treatment to chemo and radiation therapies in cancer patients making treatment much more manageable and improving quality of life
- Radiation therapy is a common treatment for cancer patients and had a global market size of about $5.6 billion in 2018 (1)
- One of the most common side effects of radiation is acute skin reaction (radiation dermatitis or RID) that ranges from a mild rash to severe ulceration
- Approximately 85% of patients treated with radiation therapy will experience an adverse skin reaction (2)

[1] Source: Radiotherapy Market by Type (External (IGRT, IMRT, 3D-CRT, Stereotactic), Brachytherapy (LDR, HDR)), Product (LINAC, CyberKnife, Gamma Knife, Tomotherapy, Particle Therapy, Cyclotron), Application (Prostate, Breast), End User (Hospital) – Forecasts to 2023

[2] Source: Salvo N, et. al. Prophylaxis and Management of Acute Radiation-Induced Skin Reactions: A Systematic Review of the Literature. Current Oncology. 2010 Aug;17(4):94-112

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15  Tempol is a novel synthetic compound which reduces oxidative stress and inflammatory cytokines associated with the cytokine storm  In animal models of LPS induced ARDS, Tempol demonstrated decreased lung pathology (2)  In an animal model of a betacoronavirus , Tempol showed increased survival and decreased virus levels (3)  Cleared by FDA to begin clinical studies of Tempol as a treatment for COVID - 19 1 Source: CDC - Average New Cases Reported as of February 12, 2021 2 Source: El - Sayed NS, et al. European Journal of Pharmacology, 2011 August 1; 663 (1 - 3): 68 - 73 3 Source: Tsuhako MH, et al. Free Radical Biology and Medicine. 2010 March 1; 48(5): 704 - 712 Indication: Respiratory Disease Status: Phase II/III ready Route: Oral Capsule Market (US): 14,647 daily COVID - 19 cases (1)

 Begin patient enrollment for the clinical study of Tempol as a treatment for COVID - 19  Publish data from Stanford study showing Tempol suppressed cytokine production from COVID - 19 positive human cells  Increased revenue for SYMJEPI as USWM continues to ramp sales and marketing efforts  Obtain a favorable outcome from FDA Type A meeting for naloxone NDA  Obtain government and/or non - government funding for additional clinical studies of Tempol for the treatment of radiation dermatitis 16